Liquidity and management's plans	12 Months Ended
Dec. 31, 2018
Text Block [Abstract]
Liquidity and management's plans
2.	Liquidity and management’s plans:
At December 31, 2018, the Company had approximately $1.1 million in cash and cash equivalents. In December 2018, the Company entered into an agreement with Mayne Pharma which will provide $3.0 million in funding by June 30, 2019 and up to an additional $2.0 million if certain conditions are met by June 30, 2021
as discussed in Note 1 above. Based on the Company’s current operational plan and budget, the Company expects that it has sufficient cash to manage its business into approximately the third quarter of 2020. This estimation assumes the Company does not accelerate the development of existing product candidates, acquire other drug development opportunities, or otherwise face unexpected events, costs or contingencies, any of which could affect the Company’s cash requirements. Available resources may be consumed more rapidly than anticipated, potentially resulting in the need for additional funding. The Company intends to finance additional research and development, commercialization and distribution efforts, and its working capital needs primarily through the following:

•	Proceeds from public and private financings (including, most recently, financings from the Company’s majority shareholder, Mayne Pharma) and, potentially, from strategic transactions;

•	advances from Mayne Pharma of potential future royalties on the SUBA-Itraconazole BCCNS product available under the Third Amended SLA;

•	royalty revenue from Mayne Pharma from sales of SUBA-Itraconazole BCCNS upon approval by FDA (after earned royalties have been applied to any advances due under the Third Amended SLA)

•	proceeds from the exercise of outstanding warrants previously issued in private financings (including, potentially, warrants held by our majority shareholder, Mayne Pharma);

•	potential partnerships with other pharmaceutical companies to assist in the supply, manufacturing and distribution of our products for which we would expect to receive milestone and royalty payments;

•	potential licensing and joint venture arrangements with third parties, including other pharmaceutical companies where we would receive funding based on out-licensing our product; and

•	seeking government or private foundation grants which would be awarded to us to further develop our current and future anti-cancer therapies.

However, there is a risk that none of these plans will be implemented in a manner necessary to sustain the Company for an extended period of time and that the Company will be unable to obtain additional financing when needed on commercially reasonable terms, if at all. If adequate funds are not available when needed, the Company may be required to significantly reduce or refocus operations or to obtain funds through arrangements that may require the Company to relinquish rights to technologies or potential markets, any of which could have a material adverse effect on the Company